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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              April 1, 1997
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                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-28390                23-2795795
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(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)         Identification No.)
incorporation)


 651 East Park Drive, Suite 108, Harrisburg, Pennsylvania    17111
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         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (800) 671-7747
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         Item 5. Other Events.

                  On April 1, 1997 the Pennsylvania Department of Health and Insurance Department granted a Certificate of Authority to Registrant's subsidiary to operate a risk-assuming, preferred provider organization ("PPO") in Pennsylvania.

                  Registrant was organized by Pennsylvania practicing physicians to establish physician-controlled, managed care plans in Pennsylvania. Registrant is in the development phase, and has not yet begun its business or generated operating revenues.

                  Registrant's subsidiary could not solicit subscribers for its PPO product until this license had been granted. Registrant expects its subsidiary to begin enrollment of employer groups for its initial PPO product in a contiguous 16-county area in Pennsylvania within the next several months.

                  Registrant also plans to offer a health maintenance organization ("HMO") product. Its application for an HMO is pending with Pennsylvania.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PENNSYLVANIA PHYSICIAN HEALTHCARE
                                  PLAN, INC.
                                  (Registrant)


                                  By:  /S/ Richard A. Felice
                                  ---------------------------------
                                      Richard A. Felice, President


DATE: April 8, 1997


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